UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 24, 2017

THE BON-TON STORES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-19517	23-2835229
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 E. Market Street, York, Pennsylvania 17402

(Address of principal executive offices, zip code)

(717) 757-7660
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On or about November 24, 2017, with the authorization of the Company’s Board of Directors (the “Board”), the Company entered into retention award agreements (the “Retention Agreements”) with certain senior officers, including Named Executive Officers, of the Company. The Board determined that each of these employee’s performance of his or her duties has been and continues to be exceptional and highly valuable to the Company and the continuation of the employee’s performance of these duties is critically important to the Company’s ability to manage successfully its business, particularly in light of the challenging business environment facing the Company.

The Retention Agreements provide that the selected employee is paid, contemporaneously upon entering into the Agreements, a cash award (the “Award”) that is subject to repayment by the employee if the employee’s employment is terminated under certain circumstances prior to January 1, 2019. In the event that the employee’s employment is terminated prior to January 1, 2019 due to a termination by the Company for “Cause” (as defined in the Retention Agreement) or any termination by the employee other than for “Good Reason” (as defined in the Retention Agreement), the employee must repay to the Company the entire amount of the Award.  In the event that the employee’s employment by the Company is terminated prior to January 1, 2019 due to the employees’ death or disability, a termination by the Company without Cause or a termination by the employee for Good Reason, the employee is not obligated to repay to the Company any amount of the Award.

The cash retention awards paid to the Company’s Named Executive Officers are as follows:

Named Executive Officer	Cash Retention Award

William X. Tracy	$900,000
President & Chief Executive Officer

Nancy A. Walsh	$600,000
Executive Vice President – Chief Financial Officer

Stephen R. Byers	$485,000
Executive Vice President – Stores, Visual & Loss Prevention

The foregoing description of the Retention Agreements is not intended to be complete and is qualified in its entirety by reference to the full text of the form of such agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Form of Retention Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BON-TON STORES, INC.

	By:	/s/ Nancy A. Walsh
Nancy A. Walsh
Executive Vice President – Chief Financial Officer

Dated: November 30, 2017